SUPPLEMENTAL DISCLOSURES (Tables)	3 Months Ended
Mar. 31, 2014
Schedule Of Cash Paid For Interest And Income Taxes

During the three months ended March 31, 2014 and 2013, cash paid for interest and income taxes, net of income tax refunds of $3.5 million and $0.4 million, respectively, was as follows:

(In thousands)	Three Months Ended March 31,
	2014	2013
Interest	$412,643	$385,238
Income taxes	11,504	13,175

Schedule Of Deferred Tax Liabilities in Accumulated Other Comprehensive Loss

The following table discloses the deferred income tax (asset) liability related to each component of other comprehensive income (loss) for the three months ended March 31, 2014 and 2013, respectively:

(In thousands)	Three Months Ended March 31,
	2014	2013
Foreign currency translation adjustments and other	$8,181	$(730)
Unrealized holding gain on marketable securities	—	2,820
Unrealized holding gain on cash flow derivatives	—	8,774

Total increase in deferred tax liabilities	$8,181	$10,864